Exhibit 99.2

SCBT FINANCIAL CORPORATION Gulf South Conference May 14, 2013

Forward-Looking Statements & Non-GAAP Measures Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between the Company and First Financial Holdings, Inc. (“First Financial”); (2) the outcome of any legal proceedings that may be instituted against the Company or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company Common Stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company Common Stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company’s results or financial condition as reported under GAAP. SCBT will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. SCBT and First Financial will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Both SCBT and First Financial shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and First Financial Holdings, Inc., at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, P. O. Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406, Attention: Blaise B. Bettendorf, Chief Financial Officer. SCBT Financial Corporation, First Financial Holdings, Inc., and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and First Financial in connection with the merger. Information about the directors and executive officers of First Financial and their respective ownership of FFCH common stock is set forth in First Financial’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at First Financial’s address above. Information about the directors and executive officers of SCBT Financial Corporation and their ownership of SCBT stock is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. 2

SCBT Financial Corporation Highlights

Market Performance Price Performance since 12/31/08 180.0 140.0 100.0 60.0 20.0 54.0% 40.2% (0.1%) (40.7%) (44.4%) SCBT Total Return SCBT Carolina Peers Georgia Peers KRX Pricing data as of 5/3/13 4

1st Quarter 2013 Highlights Savannah Bancorp system conversion complete Announcement of First Financial Holdings merger Net Income of $10.6 Million or $0.63 per diluted share Operating income of $12.0 Million or $0.71 per diluted share Asset Quality Continues to Improve NPAs down $4.7 Million Loans & Deposits $33 Million in legacy loan growth came primarily in Upstate South Carolina, Savannah & Northeast Georgia markets Net Interest Margin increased to 4.94% 5

Consistent Long-Term Earnings Power Pre-tax, Pre-Credit Earnings In Millions $140 $120 $100 $80 $60 $40 $20 $0 $23.9 $24.4 $24.8 $29.5 $35.6 $38.8 $47.9 $57.7 $58.8 $121.2 $64.6 $74.8 $81.0 $21.9 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q13 Represents after-tax gain from FDIC Acquisitions 6

Operating Efficiency Ratio - QTD 85.0% 80.0% 75.0% 70.0% 65.0% 60.0% 55.0% 50.0% 72.0% 66.2% 68.3% 60.8% 66.9% 58.9% 81.0% 62.8% 72.4% 64.5% 1Q 2012 2Q 2012 3Q 2012 4Q2012 1Q2013 Efficiency Ratio* Operating Efficiency Ratio (exc’l OREO and merger related cost)* 7

Dividends 0.80 0.60 0.40 0.20 0.00 $0.63 $0.66 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.69 $0.18 Dividend per Share 8

SCBT – January 2009 NORTH CAROLINA Charlotte Greenville SOUTH CAROLINA Columbia Atlanta Myrtle Beach Charleston Hilton Head Island GEORGIA Pro Forma Highlights Founded: 1933 Branches 49 Assets: $ 2.7 billion Loans: $ 2.2 billion Deposits: $ 2.1 billion 9

CBT – January 2010 NORTH CAROLINA Charlotte Greenville Gainesville SOUTH CAROLINA Athens Columbia Atlanta Myrtle Beach Charleston Hilton Head Island GEORGIA *Habersham – February 2011 10

BankMeridian – July 2011 NORTH CAROLINA Charlotte Greenville Gainesville SOUTH CAROLINA Athens Columbia Atlanta Myrtle Beach Charleston Hilton Head Island GEORGIA 11

Peoples Bancorporation – April 2012 NORTH CAROLINA Charlotte Greenville Gainesville SOUTH CAROLINA Athens Columbia Atlanta Myrtle Beach Charleston Hilton Head Island GEORGIA

Savannah Bancorp – December 2012 NORTH CAROLINA Charlotte Greenville Gainesville SOUTH CAROLINA Athens Columbia Atlanta Myrtle Beach Charleston Hilton Head Island GEORGIA Savannah 13

States We Will Focus On 367 Banks across GA, NC, and SC 218 69 80 Distribution of Banks 6 28 32 301 Distribution of Assets $53 $22 $57 $422 Asset Range < $500 million $500 mm - $1.0 bn $1.0 bn - $8.0 bn > $8.0 bn 14

First Financial Holdings, Inc. Highlights

FFCH 1st Quarter Highlights Loan decline at slower pace Legacy loan growth partially offset ongoing workout of criticized loans and reduction of acquired loans Credit quality improvements over linked and prior year quarter Reduction in delinquencies, NPL, OREO and charge-offs Increase in Allowance related to establishing general reserves for Plantation cash flow deterioration (covered and non-covered) Core deposits increase $53.2 million, primarily in noninterest bearing Core deposits total 65% of total deposits Continued reduction in higher rate retail and wholesale time deposits Net income to common $4.3 million or $0.26 per share Improvements in core operating income 39% increase year-over-year to $5.4 million 16

FFCH 1st Quarter Highlights Strong Net Interest Margin of 4.51% Decrease of 18 basis points due to shift in earning asset mix to lower-yielding assets Purchase accounting accretion and improved performance of Cape Fear continues to contribute to margin Provision increase due to deterioration in Plantation cash flow estimates Noninterest Income Deposit service charges decline due to seasonality Mortgage and other loan income down from linked quarter due to volumes, and up 29% over prior year Release of FDIC true-up liability due to change in Planation cash flow estimates Noninterest Expense Essentially unchanged with linked quarter Increases over prior year driven by 2012 acquisitions and Indemnification Asset impairment for Cape Fear 17

FFCH Capital 1Q2013 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 7.23% 8.71% 6.81% 10.72% 9.44% 9.65% 15.30% 13.12% 13.66% 16.58% 14.69% 15.91% Tangible Common Equity/Assets Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio FFCH 1Q2012 6.70% 10.22% 14.81% 16.08% FFCH KRX Median Carolina Median 18

FFCH Credit Quality (Excluding Covered Loans) 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 1.42% 1.54% 1.45% 1.60% 0.99% 0.98% 2.28% 1.94% 2.08% NPAs / Assets Net C/Os / Avg Loans Reserve / Loans 3/31/2012 12/31/2012 3/31/2013 19

Profitability $15,000 $12,000 $9,000 $6,000 $3,000 $0 $0.05 $0.70 $0.34 $0.41 $0.26 $0.80 $0.60 $0.40 $0.20 $0.00 Mar-12 June-12 Sep-12 Dec-12 Mar-13 Net income (000) Core operating results (000) EPS 20

Net Interest Margin 4.50% 3.75% 3.00% 2.25% 1.50% 0.75% 0.00% 3.84% 4.08% 4.35% 4.69% 4.51% $2,968 $3,143 $3,061 $2,995 $2,978 $3,250 $3,150 $3,050 $2,950 $2,850 1Q12 2Q12 3Q12 4Q12 1Q13 NIM Avg Earning Assets (in Millions) 21

Strategic Partnership of SCBT Financial Corporation and First Financial Holdings, Inc. February 20, 2013

Logical In-Market Expansion NORTH CAROLINA Raleigh-Durham Spartanburg Charlotte Greenville SOUTH CAROLINA Gainesville Florence Wilmington Athens Columbia Atlanta Orangeburg Myrtle Beach Georgetown Charleston Hilton Head Island GEORGIA Savannah SCBT Financial Pro Forma Highlights Branches: 148 FTE’s 2,170 Assets: $8.3 Billion Loans: $6.1 Billion Deposits: $6.9 Billion Core Deposits $4.9 Billion 23

Partnership Rationale SOUNDNESS Low Risk Profile Similar markets for 80 years Comprehensive due diligence process and thorough review of loan portfolio Cohesive culture with familiar customer base Strong pro forma capital ratios PROFITABILITY Financially Attractive Partnership epitomizes highly selective M&A criteria Double digit EPS accretion (excluding one-time merger costs) Expected to be accretive to tangible book value in 3 to 3.5 years GROWTH Strategic Value A natural partnership between two culturally similar South Carolina community banks Significant franchise accretion Forms continuous coastal presence from Savannah, GA to Wilmington, NC Enhances market share in all combined markets 24

Benefits To Our Stakeholders Shareholders Unlocks shareholder value for both companies Benefit from increased liquidity and dividends for First Financial shareholders Implied annual dividend per FFCH share $0.31 (1) Substantially reduces downside risk and significantly increases long term growth potential Customers Both banks operate under the community banking model and strong service levels Mortgage, wealth management, retail and commercial scale Convenience of expanded network of nearly 150 locations, including branches across all major South Carolina markets Continuity in retaining First Financial board members to local Advisory Board Employees Long-term, dedicated teams Like-minded management and business culture Retention of key management will reinforce continuity Tenured & committed Board of Directors (1) Based on SCBT’s most recent quarterly dividend of $0.18 per share 25

South Carolina #5 Market Share Deposit Market Share in South Carolina Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $12,167 18.12% 145 2 Bank of America Corp. 9,105 13.56 106 3 BB&T Corp. 6,939 10.34 116 4 First Citizens Bancorp. Inc. 6,148 9.16 171 Pro Forma 5,021 7.48 115 5 Toronto-Dominion Bank 3,489 5.20 81 6 Synovus Financial Corp. 2,743 4.09 42 7 SCBT Financial Corp. 2,599 3.87 53 8 First Financial Holdings Inc. 2,422 3.61 62 9 SunTrust Banks Inc. 1,987 2.96 65 10 Palmetto Bancshares Inc. 1,023 1.52 29 Data as of 6/30/12 FDIC Summary of Deposits 26

Franchises That Complement Each Other SCBT FFCH Pro MSA Rank Rank Forma Hilton Head 2 7 1 Georgetown 8 3 1 Charleston 10 2 2 Florence 10 7 4 Greenville 7 14 5 Myrtle Beach 19 6 6 Market Share Mortgage Banking - ProForma Mortgage Market Share #4 in South Carolina Wealth Management - Assets Under Management $2.35 Billion Our Teams Our Facilities 27

Mortgage Banking Strategies Pro Forma Mortgage Market Share #4 in SC SCBT #5 / First Financial #8 (6) Platform of integrated Mortgage Banking products: Retail Mortgage: 70 originators covering 12 regional markets Wholesale Mortgage: $600 million in annual production Portfolio Servicing: $2.9 billion in mortgages Sell Direct: Ability to deal directly with FNMA & FHLMC 28

Wealth Management Strategies Strength in Numbers: Combined Assets Under Management of $2.35 Billion Combined revenues of over $12.8 Million Combined team of over 60 members Nationally top-ranking among trust and fiduciary services institutions Competitive platform of fully integrated Wealth Management solutions: Full Service Broker-Dealer Registered Investment Advisory Firm Corporate Retirement Planning Services Trust and Asset Management Services Wealth Management 29

Logical In-Market Expansion NORTH CAROLINA Raleigh-Durham Spartanburg Charlotte Greenville SOUTH CAROLINA Gainesville Florence Wilmington Athens Columbia Atlanta Orangeburg Myrtle Beach Georgetown Charleston Hilton Head Island GEORGIA Savannah Pro Forma Highlights Branches: 148 FTE’s 2,170 Assets: $8.3 Billion Loans: $6.1 Billion Deposits: $6.9 Billion Core Deposits $4.9 Billion SCBT Financial 30

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer R. Wayne Hall Chief Executive Officer Blaise B. Bettendorf Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 2440 Mall Drive Charleston, South Carolina 29406 843-529-5933 www.firstfinancialholdings.com 31